UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 5, 2005

TENNANT COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota	55440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (763) 540-1200

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                    On May 5, 2005, Janet M. Dolan, the President and Chief Executive Officer of Tennant Company (the “Company”), announced her intention to retire from her positions as President and Chief Executive Officer.  Ms. Dolan’s retirement will be effective as of the date the Board of Directors of the Company appoints a successor and such successor commences employment with the Company.

                    On May 5, 2005, the Company issued the press release attached hereto as Exhibit 99 announcing Ms. Dolan’s intention to retire.  The press release is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.	The following exhibit is filed herewith:

99	Press Release dated May 5, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TENNANT COMPANY

Date: May 5, 2005	/s/ Eric A. Blanchard
Eric A. Blanchard
Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99	Press Release dated May 5, 2005	Filed Electronically